UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler Liberty All-Star Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1 - June 30, 2009

Item 1.  Report of Shareholders

LIBERTY ALL-STAR® EQUITY FUND

SECOND 2Q09 QUARTER

June 30, 2009

USA

ALL STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Periods Ending June 30, 2009 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$4.36
Market Price	$3.46
Discount	20.6%

	Quarter	Year-to-Date
Distributions	$0.06	$0.16
Market Price Trading Range	$2.86 to $3.69	$2.29 to $3.73
Discount Range	18.1% to 23.8%	16.1% to 26.5%

Performance
Shares Valued at NAV	19.12%	8.04%
Shares Valued at NAV with Dividends Reinvested	19.47%	9.32%
Shares Valued at Market Price with Dividends Reinvested	20.46%	4.35%
S&P 500 Index	15.93%	3.16%
Lipper Large-Cap Core Mutual Fund Average*	16.30%	4.83%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	15th	16th
Number of Funds in Category	993	978

*	Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 36.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND
PRESIDENT’S LETTER
July 2009

Fellow Shareholders:

Building on positive momentum that developed during the latter part of the first quarter, the stock market posted excellent returns in the second quarter, exemplified by the S&P 500 index, which turned in its best quarter in more than a decade. Nevertheless, the specter of rising unemployment, weak business investment, higher energy prices and continued weakness in housing hung over the stock market. After the strong run-up, momentum faded late in the quarter on expectations that further market gains would require clearer insights into the future direction of the economy and corporate profits. On balance, however, the strong gains reversed the markets’ downward trend and brought a welcome sense of relief to investors that a 1930’s like scenario was less likely.

Real GDP for the first quarter of 2009 declined at an annualized rate of 6.4 percent. On the heels of the 5.4 percent annualized contraction during the fourth quarter of 2008, the six months ending March 31, 2009 represented the worst half-year of GDP growth since 1958. The state of labor markets remained weak, as the Commerce Department reported that non-farm payrolls declined another 467,000 in June and the unemployment rate increased to 9.5 percent. Job losses were widespread across most industry groups, with large declines in manufacturing, professional and business services, and construction.

In other indicators of economic weakness, retail sales in May came in 9.6 percent below May 2008. After a yearlong free fall in the American auto industry, the decline of sales slowed in June, offering some hope to automakers that the bottom had been reached. Sales were down 28 percent in June compared to the year-earlier month. Industrial production tumbled a larger-than-expected 1.1 percent in May as the recession crimped demand for a wide range of manufactured goods. It was also the seventh straight month of decline. Crude oil prices, which fell to the range of $45 per barrel earlier in the year, rallied into the range of $70 on signs of higher emerging market demand, particularly in China.

Fully participating in the rally, Liberty All-Star Equity Fund for the quarter returned 19.12 percent with shares valued at net asset value (NAV); 19.47 percent with shares valued at NAV with dividends reinvested; and 20.46 percent with shares valued at market price with dividends reinvested. By all three measures of return, the Fund outperformed the Lipper Large-Cap Core Mutual Fund Average, the Fund’s primary benchmark, and the S&P 500 for the quarter. The strong quarter also moved the Fund comfortably into positive territory through the first half of the year. In addition, the Fund’s NAV reinvested return ranked in the 15th percentile of the Lipper universe for the second quarter and in the 16th percentile for the first half.

I call your attention to two manager interviews in this quarter’s report: Arnie Schneider of Schneider Capital Management, who responds to our questions from a value style perspective, and David Scott of Chase Investment Counsel, whose comments reflect the growth style of investing.

www.all-starfunds.com	USA

In sum, while we are encouraged by the second quarter’s results, we remain realistic in terms of expectations going forward, especially over the near term. Patience and diligence are the watchwords as we move into the second half. After such a sharp decline, economic recovery will take time. Building a solid base, including correcting excesses of the past, should prove to be a more enduring solution—and more rewarding for investors.

Sincerely,

William R. Parmentier, Jr.
President
Liberty All-Star Equity Fund

The views expressed in the President’s letter and the Manager Interviews reflect the views of the President and Managers as of July 2009 and may not reflect their views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

SECOND QUARTER REPORT JUNE 30, 2009

LIBERTY ALL-STAR® EQUITY FUND

TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
			SHARES NEEDED
	PER SHARE	MONTH	TO PURCHASE		SUBSCRIPTION	TAX
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65
2009
1st Quarter	0.10
2nd Quarter	0.06

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s 10 percent distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.

DISTRIBUTION POLICY - Liberty All-Star Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

DIVIDEND REINVESTMENT PLAN - The Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan has been updated and a summary of the plan begins on page 34. For further detail please visit www.all-starfunds.com.

LIBERTY ALL-STAR® EQUITY FUND

TOP 20 HOLDINGS & ECONOMIC SECTORS

as of June 30, 2009 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Dell, Inc.	2.56%
QUALCOMM, Inc.	1.99
Bank of America Corp.	1.92
Cisco Systems, Inc.	1.54
Chesapeake Energy Corp.	1.48
Visa, Inc., Class A	1.44
Magna International, Inc., Class A	1.35
Annaly Capital Management, Inc.	1.33
Apple, Inc.	1.33
Corning, Inc.	1.30
The Allstate Corp.	1.25
Microsoft Corp.	1.22
Walgreen Co.	1.17
JPMorgan Chase & Co.	1.14
J.C. Penney Co., Inc.	1.13
Morgan Stanley	1.12
The Walt Disney Co.	1.10
Research In Motion Ltd.	1.07
Google, Inc., Class A	1.06
Schlumberger Ltd.	1.05
27.55%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	26.80%
Financials	15.39
Consumer Discretionary	14.38
Energy	12.18
Health Care	11.66
Industrials	7.03
Consumer Staples	5.69
Materials	2.65
Utilities	2.34
Other Net Assets	1.88
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND

MAJOR STOCK CHANGES IN THE SECOND QUARTER

(Unaudited)

The following are the major ($4.0 million or more) stock changes — both purchases and sales — that were made in the Fund’s portfolio during the second quarter of 2009.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 6/30/09
PURCHASES
The Allstate Corp.	203,145	406,770
The Coca-Cola Co.	122,500	157,500
McAfee, Inc.	146,600	146,600
QUALCOMM, Inc.	141,000	350,600
Research In Motion Ltd.	69,500	120,000
The Walt Disney Co.	173,900	376,900
Zimmer Holdings, Inc.	93,325	93,325

SALES
Apollo Group, Inc., Class A	(83,100)	0
AutoZone, Inc.	(33,950)	0
Gilead Sciences, Inc.	(126,600)	173,100
Mastercard, Inc., Class A	(25,900)	0
Symantec Corp.	(284,700)	0
SYSCO Corp.	(209,200)	0

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS	INVESTMENT STYLE SPECTRUM
AS OF JUNE 30, 2009
(UNAUDITED)

	SCHNEIDER		PZENA		MATRIX		CHASE		TCW		TOTAL FUND		S&P 500 INDEX
Number of Holdings	41		45		40		32		33		156	*	500
Percent of Holdings in Top 10	50%		34%		35%		46%		46%		16%		20%
Weighted Average Market Capitalization (billions)	$13		$25		$41		$51		$36		$33		$71
Average Five-Year Earnings Per Share Growth	2%		1%		4%		25%		35%		13%		14%
Dividend Yield	2.1%		2.0%		1.8%		1.1%		0.7%		1.5%		2.3%
Price/Earnings Ratio**	14	x	12	x	13	x	16	x	20	x	15	x	13	x
Price/Book Value Ratio	1.5	x	1.6	x	2.5	x	3.9	x	4.7	x	2.9	x	3.1	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

LIBERTY ALL-STAR® EQUITY FUND
MANAGER INTERVIEWS

Arnold C. Schneider, III,
CFA

Schneider Capital
Management Corporation

Navigating a sluggish economy, Schneider is focused on industries that respond quickly to a lack of reinvestment

Schneider Capital Management (SCM) is a value style manager practicing a disciplined fundamental approach to add value over time. A research-intensive manager, SCM focuses on uncovering new ideas in the belief that the broader market is slow to react to change, particularly where out-of-favor stocks are concerned. Owning these stocks before they experience a rebound in earnings and come to the attention of other investors creates the opportunity for price appreciation before fundamentals warrant the stock to be sold. Recently, we had the opportunity to speak with Arnie Schneider, the firm’s founder, President and Chief Investment Officer. The Fund’s Investment Advisor, ALPS Advisors, Inc., moderated the interviews.

What factors have impacted the perfomance of Schneider’s portion of Liberty All-Star Equity Fund’s portfolio so far this year?

I’ll identify two primary factors. The first and probably most important is the reversal of the headwinds that existed in 2007 and 2008 for deep value investing, particularly the absolute explosion in credit spreads. In the first half of 2009, we have had a partial reversal as investors seemed to take some of the worst-case scenarios for the U.S. economy off the table and became a little more comfortable with the belief that the economy will eventually turn.

Second, we have a significant overweight to technology, an area that has been particularly strong this year. We initiated a number of new positions and expanded others after the economy imploded last September due to the Lehman Brothers collapse. That decision has proved highly beneficial in the first half of 2009.

“We have a significant overweight to technology, an area that has been particularly strong this year.”

A significant overweight in technology for a deep value investor may say a lot about action in the stock market over the past year.

We have always invested in technology and, in fact, we were overweight versus our value indices even before September 2008. But, yes, we have significantly expanded our overweight since that time. It is compatible with our style to invest opportunistically in technology, and there were times in the late 1990s and again earlier this decade when we were overweight in some of the more cyclical areas, which are where we tend to focus. We typically stay away from the very high tech space, which tends to carry a higher valuation.

It would seem that your focus on deep value investing would uncover a great many opportunities after the sharp sell-off in equity markets. But the other half of the story is a rebound in earnings. You must have found plenty of cheap stocks, but what about good stories?

There are two thoughts to share on this point. Obviously, values in the marketplace are attractive—even extraordinary—for a value style investor. What is less compelling is the opportunity for near- to mid-term earnings growth in some of the deepest cyclical areas of the market. You can see that in the capacity utilization rate in the U.S. It’s currently 68 percent versus the long-term average around 80 percent, which places it at an all-time low. So, we have a long way to go in a number of industries to get back to what would be considered normal levels. Earnings may have bottomed in 2009, but the opportunity for outsized earnings gains in some of these industries that are so deeply in the hole may take a few years to materialize. In response, what we are doing is to identify those industries and companies that are cheap and where we expect earnings to begin a meaningful progression in the near term.

Can you give us examples of industries that illustrate your thinking?

With the demand and the supply sides of the equation so far apart in a number of industries, we’ve focused our research efforts on those industries where the supply curve reacts relatively quickly to a lack of reinvestment. In other words, we have been searching diligently for industries that have shorter investment cycles. There are two areas that have jumped out at us in this regard. One is the U.S. natural gas industry, which has a natural depletion rate of about 30 percent per year, meaning that the industry literally needs to reinvent itself every three and one-third years. U.S. gas drilling activity is experiencing a 55 percent pull-back. The second industry that reflects the same condition is technology, specifically semiconductors, where the typical fabricating plant has a useful life of about five years. Once again, effective supply in this industry can decline fairly rapidly in the absence of capital spending.

“...we are (identifying) those industries and companies that are cheap and where we expect earnings to begin a meaningful progression in the near term.”

Can you share an example of companies in the portion of the Liberty All-Star Equity Fund that you manage that represent each of those industries?

In natural gas, our largest holding is Chesapeake Energy, a very inexpensive stock based on asset value and cash flow. We believe the company also offers attractive upside because of its visionary CEO, Aubrey McClendon. Another factor is the company’s leading position in the four largest shale gas resources in the U.S.—the Marcellus, Haynesville, Fayetteville and Bar-nett shales. These shale plays offer significantly better geology, cost of production and return on capital compared with traditional natural gas plays. So, this company is positioned to do well in all natural gas pricing environments because of its low cost structure, and it should prove to be a growth exploration production company with a high return on capital.

In technology I’ll mention Dell, which is in the midst of an internal turnaround. Michael Dell has returned to his role as the CEO and brought fresh talent into the executive suite. The company is also reinvigorating its direct sales model, which is still an advantage over other methods of distribution, particularly in terms of lower working capital demands. Operating margins for Dell, formerly in double digits, fell into the low single digits, but we think there is the potential for them to move into the high single digits over the next few years. Dell’s $4 billion internal restructuring is working, but it has been masked by the global collapse in PC demand. So, we think investors are offered a double play with Dell in the internal restructuring story and an anticipated snap back in overall computer demand. The aging installed base of corporate PCs is nine months older than the longer-term average, and more than 50 percent of PCs are more than three years old. Corporate IT directors can’t ignore replacing their PCs forever without suffering slower speeds, less efficiency, higher maintenance costs and other operating issues. Plus, developments like the release of Windows 7 by Microsoft incentivize CIOs to invest in new PCs.

Based on your answer to our first question, let us close by returning to credit conditions: How does your style perform under various credit conditions—specifically, the very tight credit conditions we had last autumn and the improving credit environment we are seeing today?

The deep value style by its nature of investing in companies at the bottom of their earnings cycles means that portfolio companies tend to have an interest coverage ratio that is a bit lower than the market as a whole. Typically, our portfolio companies carry average debt levels. But because the earnings of our companies are typically at the bottom of their cycle the result is a lower interest coverage ratio and a higher ratio of debt to cash flow or earnings. In our portfolios we have this sensitivity to credit spreads, both directly and indirectly. Thus, when credit spreads widen, as they did in 2007 and 2008, it’s a headwind for us. They actually became a massive headwind in latter 2008 when credit spreads blew out to two times the all-time previous high. More recently, we have had a moderate tail-wind in the first half of 2009. Credit spreads have come in by about one-third from their highs, but are still extraordinarily wide. Continued narrowing should give our portfolio a real boost.

“...we’ve focused our research efforts on those industries where the supply curve reacts relatively quickly to a lack of reinvestment... (e.g.) industries that have shorter investment cycles.”

Arnie, thank you for a very insightful interview.

David B. Scott, CFA, CIC

Chase Investment
Counsel Corporation

Chase shifts from defensive to a focus on quality growth stocks positioned for a mixed economy

Chase Investment Counsel Corp. is one of Liberty All-Star Equity Fund’s two growth managers. Located in Charlottesville, Virginia, Chase approaches the growth style with a valuation orientation to its investment process in that it seeks to invest in quality growth stocks selling at reasonable prices. The firm’s investment process is characterized by a disciplined combination of fundamental, technical and quantitative research. We recently had the chance to speak with David Scott, CFA, CIC, Chase’s President and Chief Investment Officer.

Although 2008 was difficult for just about all investment managers, Chase performed well on a relative basis. In 2009, however, the firm’s returns lag the large-cap Russell 1000 Growth Index through the first half. What worked last year that hasn’t been as productive this year?

For stock selection at Chase we rely on our investment process. It’s the focal point of everything we do, and it worked well last year. It kept us in the right areas—the more stable, defensive sectors, if you will—and away from the financial and industrial sectors, which were devastated by the financial crisis and subsequent economic difficulties. This year, when the market turned beginning in March, the main driver behind that turn was what we refer to as a “mean reversion.” This simply means that the stocks that performed the poorest in the previous 12 months were the initial leaders in this spring’s rally.

“...the portfolio today is less dependent on a weak market for its relative return and more dependent on good individual stock selection.”

May 8 was an important date in our work because it marks the conclusion of the initial mean reversion rally that started with the market’s close on March 9. During this period, March 9 to May 8, the market rebound was led by lower quality, more cyclical stocks. At Chase, we focus on stable growth and higher quality stocks. This kind of a reversion is a headwind for us. Just to put it into perspective, in late 2002 when the market turned after declining sharply in 2000, 2001 and most of 2002, mean reversion explained about a quarter of the market’s gains. According to some calculations in which we have confidence, in the initial rally in 2009 the mean reversion effect was twice as powerful. So, essentially, we had a huge headwind in the first couple of months of this rally.

Were you able to offset any of those factors?

Yes, but our process is not designed to fully participate when the market bounces off the bottom. Once the trend is better established and true leadership emerges, we do much better. Comparing the current rally to 2002-2003 we’re actually off to a better start. Since May 8 our overall performance has been better—not as good as we’d like, but we see the trend improving.

Currently, how have you positioned the portion of the Liberty All-Star Equity Fund portfolio that you manage?

Coming into 2009, we were in what one would consider to be a defensive posture with emphasis on health care and consumer staples and a relatively low emphasis on consumer discretionary and technology in the more economically sensitive areas. If we look at the portfolio today, the overweightings are in technology, consumer discretionary, energy and materials, and the underweightings are in health care and consumer staples. We also remain underweighted in industrials and financials. So, I don’t want to say that we have shifted to a more “economically sensitive” portfolio that would benefit from a better economy, but I would say that the portfolio today is less dependent on a weak market for its relative return and more dependent on good individual stock selection. It’s a portfolio that should do well in a neutral market environment, that is, it is well positioned if the market continues to gain from here but it should also do well if the market stays in a neutral trading range.

Chase focuses on companies with the capacity to generate growth, but that are reasonably priced. After the market sell-off, many stocks would appear to be reasonably priced...but what about future growth?

Are you finding companies that can grow through a slow global economy...or do you feel the economy can recover more quickly than anticipated?

As a group, the stocks in the portfolio should be able to grow under most economic scenarios. But it would be unrealistic not to recognize the fact that we are probably going to be confronted by a slower global growth scenario given the major issues confronting financial institutions, the deleveraging consumer and economies throughout the world. The challenge is finding those companies that have the ability to grow through these difficulties, and we feel we can make that case for those companies in the portion of the Liberty All-Star Equity Fund portfolio that we manage.

“...it would be unrealistic not to recognize the fact that we are probably going to be confronted by a slower global growth scenario...”

Maybe the best way to make the point is some examples. What are two stocks in the portfolio whose prospects you finding appealing?

I’ll start with a large and well known name in the technology sector, Oracle Corp. This company has continued to report better-than-expected earnings throughout this very difficult environment. Oracle has built itself into a software juggernaut, if you will, by establishing its own enterprise and midware software, and then over the years acquiring a number of different companies—such as PeopleSoft and BEA Systems—to create today’s software industry leader. Recently, it made another acquisition—Sun Microsystems. While Oracle has successfully integrated its acquisitions and continued to move forward and report very good earnings, it trades at a reasonable price and looks strong from fundamental and technical persectives. From its current price of around $20 a share we believe it can trade into the high $20s within 12 months, and on a relative basis we believe that would be a good return, especially because Oracle is a comparatively low risk stock.

Tell us about the other portfolio holding, please.

The second is probably less well known—TJX Companies. TJX, in the consumer discretionary sector, is a leading off-price retailer of apparel and home fashions in the U.S. and worldwide. The company is much better known for its operating divisions, such as T.J. Maxx, Marshalls, HomeGoods and A.J. Wright in the U.S. In Canada, the company operates HomeSense and Winners, and in Europe it operates T.K. Maxx and HomeSense stores. The company has a huge number of outlets—over 800 T.J. Maxx and Marshalls stores in the U.S. and 135 A.J. Wright locations. In Canada, there are more than 70 HomeSense stores and over 200 Winners.

TJX does a very good job of offering off-price clothing, furniture, housewares, jewelry and other consumer products in the North American and European markets by acquiring inventory from other retailers and making it available at very reasonable prices. Of course, in today’s environment consumers are looking to spend fewer dollars or, at the least, be very careful about the dollars they do spend. TJX has been able to appeal to these consumers, and they continue to grow as a result. As a measure of that success, TJX has been able to report among the best same-store sales of all retailers while taking share from other retailers. We believe the consumer’s newfound frugality is not just an aberration, but more of a secular change. The stock has done well but still trades at a reasonable price of around $30 a share. We think in a year it can reach the 40s, and on a relative basis that should make it a very nice performer.

David, thank you for an interesting interview.

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of June 30, 2009 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (98.12%)

„CONSUMER DISCRETIONARY (14.38%)
Auto Components (1.96%)
Johnson Controls, Inc.	222,000	$4,821,840
Magna International, Inc., Class A	254,715	10,759,162
		15,581,002

Hotels, Restaurants & Leisure (2.74%)
Carnival Corp.	229,955	5,925,940
McDonald’s Corp.	86,300	4,961,387
Starbucks Corp.(a)	402,300	5,587,947
Yum! Brands, Inc.	161,400	5,381,076
		21,856,350

Household Durables (1.61%)
Centex Corp.	443,600	3,752,856
NVR, Inc.(a)	12,125	6,091,479
Whirlpool Corp.	69,450	2,955,792
		12,800,127

Internet & Catalog Retail (0.97%)
Amazon.com, Inc.(a)	91,980	7,695,047

Leisure Equipment & Products (0.31%)
Mattel, Inc.	153,875	2,469,694

Media (3.45%)
Comcast Corp., Class A	166,000	2,340,600
The DIRECTV Group, Inc.(a)	85,400	2,110,234
Liberty Media Corp., Capital Group, Series A(a)	96,179	1,304,187
The McGraw-Hill Cos., Inc.	217,000	6,533,870
Omnicom Group, Inc.	202,925	6,408,372
The Walt Disney Co.	376,900	8,793,076
		27,490,339

Multi-Line Retail (1.12%)
J.C. Penney Co., Inc.	312,115	8,960,822

Specialty Retail (2.22%)
Best Buy Co., Inc.	132,515	4,437,927
Home Depot, Inc.	76,600	1,810,058
Staples, Inc.	289,000	5,829,130
The TJX Companies, Inc.	177,300	5,577,858
		17,654,973

„CONSUMER STAPLES (5.69%)
Beverages (0.95%)
The Coca-Cola Co.	157,500	7,558,425

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (1.98%)
Costco Wholesale Corp.	85,400	$3,902,780
Walgreen Co.	316,700	9,310,980
Wal-Mart Stores, Inc.	52,700	2,552,788
		15,766,548

Food Products (1.45%)
Kraft Foods, Inc.	152,200	3,856,748
Sara Lee Corp.	250,271	2,442,645
Tyson Foods, Inc., Class A	418,725	5,280,122
		11,579,515

Household Products (0.90%)
The Procter & Gamble Co.	139,600	7,133,560

Personal Products (0.41%)
Avon Products, Inc.	127,000	3,274,060

„ENERGY (12.18%)
Energy Equipment & Services (3.22%)
BJ Services Co.	213,150	2,905,235
FMC Technologies, Inc.(a)	69,110	2,597,154
National-Oilwell Varco, Inc.(a)	78,900	2,576,874
Oceaneering International, Inc.(a)	127,600	5,767,520
Schlumberger Ltd.	154,830	8,377,851
Weatherford International Ltd.(a)	173,100	3,385,836
		25,610,470

Oil, Gas & Consumable Fuels (8.96%)
Apache Corp.	51,100	3,686,865
Arch Coal, Inc.	525,305	8,073,938
BP PLC(b)	82,629	3,939,751
Chesapeake Energy Corp.	593,619	11,771,464
Chevron Corp.	76,000	5,035,000
ConocoPhillips	129,000	5,425,740
Consol Energy, Inc.	132,840	4,511,246
Devon Energy Corp.	108,000	5,886,000
Forest Oil Corp.(a)	421,735	6,292,286
Occidental Petroleum Corp.	60,100	3,955,181
Petroleo Brasileiro S.A.(b)	174,700	7,159,206
Valero Energy Corp.	334,475	5,649,283
		71,385,960

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
„FINANCIALS (15.39%)
Capital Markets (2.38%)
Bank of New York Mellon Corp.	160,000	$4,689,600
Morgan Stanley	313,175	8,928,619
State Street Corp.	36,250	1,711,000
UBS AG(a)	299,075	3,651,706
		18,980,925

Commercial Banks (0.74%)
Comerica, Inc.	147,500	3,119,625
PNC Financial Services Group, Inc.	70,616	2,740,607
		5,860,232

Consumer Finance (2.85%)
American Express Co.	127,000	2,951,480
Capital One Financial Corp.	376,105	8,229,177
Visa, Inc., Class A	184,600	11,493,196
		22,673,853

Diversified Financial Services (3.80%)
Bank of America Corp.	1,160,319	15,316,211
Citigroup, Inc.	124,822	370,721
IntercontinentalExchange, Inc.(a)	47,900	5,472,096
JPMorgan Chase & Co.	266,655	9,095,602
		30,254,630

Insurance (3.97%)
ACE Ltd.	56,400	2,494,572
Aflac, Inc.	32,790	1,019,441
The Allstate Corp.	406,770	9,925,188
Brown & Brown, Inc.	177,100	3,529,603
Fidelity National Financial, Inc.	144,745	1,958,400
Genworth Financial, Inc., Class A	402,475	2,813,300
The Hartford Financial Services Group, Inc.	58,810	698,075
MetLife, Inc.	78,975	2,370,040
RenaissanceRe Holdings Ltd.	42,375	1,972,133
Torchmark Corp.	130,325	4,827,238
		31,607,990

Real Estate Investment Trusts (1.65%)
Annaly Capital Management, Inc.	700,649	10,607,826
Redwood Trust, Inc.	173,145	2,555,620
		13,163,446

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
„HEALTH CARE (11.66%)
Biotechnology (2.54%)
Cephalon, Inc.(a)	71,900	$4,073,135
Genzyme Corp.(a)	144,900	8,066,583
Gilead Sciences, Inc.(a)	173,100	8,108,004
		20,247,722

Health Care Equipment & Supplies (2.66%)
Boston Scientific Corp.(a)	172,450	1,748,643
Covidien Ltd.	90,000	3,369,600
Intuitive Surgical, Inc.(a)	23,600	3,862,376
Medtronic, Inc.	47,000	1,639,830
St. Jude Medical, Inc.(a)	39,600	1,627,560
Varian Medical Systems, Inc.(a)	141,200	4,961,768
Zimmer Holdings, Inc.(a)	93,325	3,975,645
		21,185,422

Health Care Providers & Services (3.14%)
Aetna, Inc.	64,275	1,610,089
AmerisourceBergen Corp.	181,401	3,218,054
Brookdale Senior Living, Inc.	260,280	2,535,127
Cardinal Health, Inc.	153,875	4,700,881
Omnicare, Inc.	98,050	2,525,768
Quest Diagnostics, Inc.	86,900	4,903,767
WellPoint, Inc.(a)	108,675	5,530,471
		25,024,157

Health Care Technology (0.92%)
Cerner Corp.(a)	117,632	7,327,297

Life Sciences Tools & Services (0.48%)
Life Technologies Corp.(a)	92,500	3,859,100

Pharmaceuticals (1.92%)
Allergan, Inc.	83,800	3,987,204
Bristol-Myers Squibb Co.	188,442	3,827,257
Johnson & Johnson	48,375	2,747,700
Teva Pharmaceutical Industries Ltd.(b)	95,200	4,697,168
		15,259,329

„INDUSTRIALS (7.03%)
Aerospace & Defense (2.13%)
The Boeing Co.	165,345	7,027,162
L-3 Communications Holdings, Inc.	55,625	3,859,263
Northrop Grumman Corp.	133,450	6,095,996
		16,982,421

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Air Freight & Logistics (1.34%)
C.H. Robinson Worldwide, Inc.	140,145	$7,308,561
Expeditors International of Washington, Inc.	100,290	3,343,669
		10,652,230

Commercial Services & Supplies (0.42%)
Quanta Services, Inc.(a)	143,800	3,326,094

Construction & Engineering (0.36%)
Fluor Corp.	55,900	2,867,111

Electrical Equipment (0.13%)
Rockwell Automation, Inc.	31,745	1,019,649

Industrial Conglomerates (0.67%)
Tyco International Ltd.	206,500	5,364,870

Machinery (1.31%)
Deere & Co.	26,600	1,062,670
Flowserve Corp.	47,016	3,282,187
Navistar International Corp.(a)	66,578	2,902,801
PACCAR, Inc.	98,945	3,216,702
		10,464,360

Professional Services (0.67%)
Monster Worldwide, Inc.(a)	448,100	5,292,061

„INFORMATION TECHNOLOGY (26.80%)
Communications Equipment (7.25%)
Alcatel-Lucent(a)(b)	1,850,608	4,589,508
Cisco Systems, Inc.(a)	657,000	12,246,480
Corning, Inc.	645,500	10,366,730
Motorola, Inc.	929,380	6,161,789
QUALCOMM, Inc.	350,600	15,847,120
Research In Motion Ltd.(a)	120,000	8,526,000
		57,737,627

Computers & Peripherals (5.32%)
Apple, Inc.(a)	74,300	10,582,549
Dell, Inc.(a)	1,486,050	20,403,467
EMC Corp.(a)	258,300	3,383,730
International Business Machines Corp.	76,900	8,029,898
		42,399,644

Electronic Equipment & Instruments (1.49%)
Avnet, Inc.(a)	259,435	5,455,918
Tyco Electronics Ltd.	345,125	6,415,874
		11,871,792

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Internet Software & Services (2.59%)
Akamai Technologies, Inc.(a)	209,295	$4,014,278
eBay, Inc.(a)	246,000	4,213,980
Google, Inc., Class A(a)	20,000	8,431,800
Yahoo!, Inc.(a)	255,500	4,001,130
		20,661,188

IT Services (1.43%)
Automatic Data Processing, Inc.	48,600	1,722,384
Cognizant Technology Solutions Corp.(a)	154,300	4,119,810
The Western Union Co.	336,000	5,510,400
		11,352,594

Semiconductors & Semiconductor Equipment (4.32%)
Analog Devices, Inc.	221,000	5,476,380
ASML Holding N.V.	279,995	6,061,892
Intel Corp.	290,000	4,799,500
International Rectifier Corp.(a)	409,698	6,067,627
Lam Research Corp.(a)	196,850	5,118,100
Marvell Technology Group Ltd.(a)	111,100	1,293,204
Novellus Systems, Inc.(a)	335,200	5,597,840
		34,414,543

Software (4.40%)
BMC Software, Inc.(a)	103,600	3,500,644
CA, Inc.	256,750	4,475,153
Intuit, Inc.(a)	87,100	2,452,736
McAfee, Inc.(a)	146,600	6,185,054
Microsoft Corp.	408,025	9,698,754
Oracle Corp.	273,800	5,864,796
Salesforce.com, Inc.(a)	76,000	2,900,920
		35,078,057

„MATERIALS (2.65%)
Chemicals (1.57%)
Cytec Industries, Inc.	26,200	487,844
Monsanto Co.	100,300	7,456,302
Praxair, Inc.	64,000	4,548,480
		12,492,626

Metals & Mining (1.08%)
Alcoa, Inc.	390,000	4,028,700
Barrick Gold Corp.	136,100	4,566,155
		8,594,855

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

„UTILITIES (2.34%)
Electric Utilities (0.55%)
Allegheny Energy, Inc.	171,815	$4,407,055

Gas Utilities (0.10%)
EQT Corp.	21,680	756,849

Independent Power Producers & Energy Traders (1.03%)
RRI Energy, Inc.(a)	1,627,490	8,153,725

Multi-Utilities (0.66%)
Sempra Energy	81,250	4,032,437
Wisconsin Energy Corp., Series C	30,728	1,250,937
		5,283,374

TOTAL COMMON STOCKS (COST OF $964,637,466)		781,433,720

PREFERRED STOCKS (0.39%)

„CONSUMER DISCRETIONARY (0.08%)
Automobiles (0.08%)
General Motors Corp., Series C, 6.250%	251,575	676,108

„FINANCIALS (0.31%)
Diversified Financial Services (0.31%)
Citigroup, Inc., Series AA, 8.125%	130,410	2,436,059

TOTAL PREFERRED STOCKS (COST OF $6,601,247)		3,112,167

	PAR VALUE
SHORT TERM INVESTMENT (1.56%)
„REPURCHASE AGREEMENT (1.56%)
Repurchase agreement with State Street Bank & Trust Co., dated 06/30/09, due 07/01/09 at 0.01%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $12,646,065 (Repurchase proceeds of $12,388,003) (COST OF $12,388,000)	$12,388,000	12,388,000

TOTAL INVESTMENTS (100.07%) (COST OF 983,626,713)(c)		796,933,887
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.07%)		(520,431)
NET ASSETS (100.00%)		$796,413,456
NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$4.36

See Notes to Schedule of Investments and Financial Statements

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $993,359,126.

Gross unrealized appreciation and depreciation at June 30, 2009, based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$46,823,691
Gross unrealized depreciation	(243,248,930)
Net unrealized depreciation	$(196,425,239)

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments at market value (cost $983,626,713)	$796,933,887
Cash	3,317
Receivable for investments sold	5,840,339
Dividends and interest receivable	1,080,912
Prepaid and other assets	114,362

TOTAL ASSETS	803,972,817

LIABILITIES:
Payable for investments purchased	6,777,923
Investment advisory fees payable	503,067
Payable for administration, pricing and bookkeeping fees	139,519
Accrued expenses	138,852

TOTAL LIABILITIES	7,559,361

NET ASSETS	$796,413,456

NET ASSETS REPRESENTED BY:
Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 182,678,079 shares outstanding)	$1,284,748,821
Overdistributed net investment income	(26,296,541)
Accumulated net realized loss on investments	(275,345,998)
Net unrealized depreciation on investments	(186,692,826)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($4.36 PER SHARE)	$796,413,456

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

INVESTMENT INCOME:
Dividends		$6,359,391
Interest		779

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $31,150)		6,360,170

EXPENSES:
Investment advisory fee	$2,745,896
Administrative fee	686,474
Pricing and bookkeeping fees	89,378
Audit fee	21,639
Custodian fee	43,964
Insurance expense	34,326
Legal fees	68,933
NYSE fee	78,351
Shareholder communication expenses	138,442
Transfer agent fees	54,068
Trustees’ fees and expenses	101,909
Miscellaneous expenses	11,173

TOTAL EXPENSES		4,074,553

NET INVESTMENT INCOME		2,285,617

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investment transactions		(83,232,452)

Net unrealized depreciation on investments:
Beginning of year	(328,958,199)
End of period	(186,692,826)

Net change in unrealized depreciation		142,265,373

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$61,318,538

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30, 2009	DECEMBER 31,
	(UNAUDITED)	2008
OPERATIONS:
Net investment income	$2,285,617	$11,940,312
Net realized loss on investment transactions and foreign currency	(83,232,452)	(179,917,494)
Net change in unrealized appreciation/(depreciation)	142,265,373	(406,332,453)
Net increase/(decrease) in net assets resulting from operations	61,318,538	(574,309,635)

DISTRIBUTIONS DECLARED FROM:
Net investment income	(28,752,036)	(11,849,730)
Tax return of capital	—	(104,290,620)
Total distributions	(28,752,036)	(116,140,350)

CAPITAL TRANSACTIONS:
Proceeds from rights offering	—	36,327
Dividend reinvestments	11,714,873	—
Net increase in net assets derived from capital share transactions	11,714,873	36,327
Total increase/(decrease) in net assets	44,281,375	(690,413,658)

NET ASSETS:
Beginning of year	752,132,081	1,442,545,739
End of period (including undistributed/(overdistributed) net investment income of $(26,296,541) and $169,878, respectively)	$796,413,456	$752,132,081

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED
	JUNE 30, 2009
	(UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$4.21

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency	0.30
Total from Investment Operations	0.31

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)
Net realized gain on investments	—
Tax return of capital	—
Total Distributions	(0.16)
Change due to rights offering (a)	—
Total Distributions and Rights Offering	(0.16)
Net asset value at end of period	$4.36
Market price at end of period	$3.46

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	9.3	%(d)
Based on market price	4.4	%(d)

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$796
Ratio of expenses to average net assets (c)	1.13	%(e)
Ratio of net investment income to average net assets (c)	0.64	%(e)
Portfolio turnover rate	39	%(d)

(a)	Effect of Fund’s rights offerings for shares at a price below net asset value.

(b)	Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised.

(c)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements

	YEAR ENDED DECEMBER 31,
	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$8.07	$8.76	$8.85	$9.30	$9.13

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.07	0.07	0.04	0.02	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency	(3.28)	0.31	0.75	0.40	1.09
Total from Investment Operations	(3.21)	0.38	0.79	0.42	1.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.07)	(0.04)	(0.02)	(0.02)
Net realized gain on investments	—	(0.82)	(0.81)	(0.56)	(0.66)
Tax return of capital	(0.58)	(0.01)	(0.03)	(0.29)	(0.21)
Total Distributions	(0.65)	(0.90)	(0.88)	(0.87)	(0.89)
Change due to rights offering (a)	—	(0.17)	—	—	(0.05)
Total Distributions and Rights Offering	(0.65)	(1.07)	(0.88)	(0.87)	(0.94)
Net asset value at end of period	$4.21	$8.07	$8.76	$8.85	$9.30
Market price at end of period	$3.50	$7.05	$8.29	$8.28	$9.56

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (b)
Based on net asset value	(41.2)%	5.3%	10.4%	5.0%	13.0%
Based on market price	(44.0)%	(2.8)%	11.7%	(4.4)%	12.1%

RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$752	$1,443	$1,372	$1,368	$1,372
Ratio of expenses to average net assets (c)	1.01%	0.98%	1.01%	0.99%	1.01%
Ratio of net investment income to average net assets (c)	1.05%	0.76%	0.43%	0.20%	0.20%
Portfolio turnover rate	87%	74%	72%	46%	57%

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2009 (Unaudited)

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2.

SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated subsequent event material through August 21, 2009, the issuance of the financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 - Quoted prices in active markets for identical investments

Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009.

		Other
Valuation	Investments in	Financial
Inputs	Securities	Instruments*
Level 1-Quoted Prices
Common Stocks	$781,433,720	—
Preferred Stocks	3,112,167	—

Level 2-Other Significant Observable Inputs
Short Term Investment	12,388,000	—

Level 3-Significant Unobservable Inputs	—	—
Total	$796,933,887	—

*

Other financial instruments are derivative investments not reflected in the Schedule of Investments such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

For the six months ended June 30, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2005 through December 31, 2008 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management has evaluated the adoption of FAS 161, and has determined there is no material impact to the financial statement disclosures.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management has evaluated the adoption of FSP 157-4, and has determined there is no material impact to the financial statement disclosures.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2008, permanent book and tax basis differences resulting primarily from differing treatment of foreign currency and certain other Investments were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated
Net Investment	Accumulated	Paid-In
Income	Net Realized Loss	Capital
$79,296	$(79,296)	$0

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes, tax basis balances have not been determined as of June 30, 2009. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the year ended December 31, 2008 was as follows:

12/31/08
Distributions paid from:
Ordinary income	$11,849,730
Long-term capital gain	—
$11,849,730
Return of capital	121,772,894
$133,622,624

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Capital Loss
Year of Expiration	Carryforward
2016	$100,506,406

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

The Fund intends to defer to its fiscal year ending December 31, 2009 approximately $74,256,711 of losses recognized during the period from November 1, 2008 to December 31, 2008.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

		Other
		Cumulative
		Effect of
Accumulated	Net Unrealized	Timing
Capital Losses	Depreciation	Differences
$(174,763,117)	$(346,308,628)	$169,878

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales, the deferral of post October losses and the differing treatment of certain other investments.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the six months ended June 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $281,475,808 and $295,536,553, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the six months ended June 30, 2009, distributions in the amount of $11,714,873 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,000,620 shares.

NOTE 7. RESULTS OF ANNUAL MEETING OF SHAREHOLDERS

On April 23, 2009, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On February 13, 2009, the record date for the meeting, the Fund had outstanding 178,677,459 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal to elect two Trustees:

	For	Withheld
John A. Benning	133,716,545	14,147,613
Edmund J. Burke	125,000,789	22,863,369

LIBERTY ALL-STAR® EQUITY FUND

RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

June 30, 2009 (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS

The Investment Company Act of 1940 requires that the Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether or not to re-approve them for an additional year. At its meeting on June 4, 2009, the Board, including all of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and the five separate Portfolio Management Agreements, each among the Fund, AAI and a Portfolio Manager (each, an “Agreement”). Prior to the Board action, the Independent Trustees met to consider management’s recommendations as to the renewal of each Agreement. As part of the process to consider these matters, legal counsel to the Independent Trustees requested certain information from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received extensive reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Board’s consideration of the Agreements. Counsel also provided the Independent Trustees and the Board with a memorandum detailing their responsibilities pertaining to the renewal of each Agreement. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

In voting to approve the continuation of each Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered by the Board, but provides a summary of the material matters it considered. The Board considered whether each Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on: (1) the nature, extent and quality of the services to be provided under each Agreement; (2) the investment performance of the Fund; (3) the cost to the Fund (including management fees and expense ratios) of the services provided and profits realized by AAI and its affiliates from their relationships with the Fund and with respect to other funds and accounts managed by AAI; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (5) potential fall-out benefits to AAI and each Portfolio Manager from their relationships with the Fund; and (6) other general information about AAI and each Portfolio Manager. The following is a summary of the Board’s discussion and conclusions regarding these matters.

NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED

The Trustees considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. In connection with its review, the Board considered the AAI team’s long-term history of care and conscientiousness in the management of the Fund and the administrative services provided to the Fund by AAI and its affiliates. The Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. It reviewed the background and experience of the personnel at AAI responsible for portfolio manager selection, evaluation and monitoring for the Fund and the Portfolio Manager personnel responsible for managing the Fund’s portfolio. The Board also considered the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the respective Portfolio Managers to the Fund were appropriate and consistent with the terms of the respective Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements. The Board also concluded that the quality of those services had been consistent with or superior to quality norms in the industry and that AAI and the respective Portfolio Managers had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. Finally, the Board concluded that the financial condition of each of AAI and the respective Portfolio Managers was sound.

INVESTMENT PERFORMANCE

The Board reviewed the long-term and short-term investment performance of the Fund and other investment companies and other accounts managed by the Portfolio Managers. The performance information provided demonstrated to the Trustees a generally consistent pattern of favorable long-term performance for shareholders of the Fund.

COSTS OF THE SERVICES PROVIDED TO THE FUND AND THE PROFITS REALIZED BY AAI FROM ITS RELATIONSHIP WITH THE FUND

The Board reviewed the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board also compared the Fund’s management fees to the fees charged by AAI and the Portfolio Managers to their other accounts, including fees for institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board also reviewed the fee breakpoint schedule that lowers the advisory fee rate as the Fund’s assets increase. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies and the fees AAI and the Portfolio Managers charge to other clients.

PROFITABILITY AND COSTS OF SERVICES TO AAI

The Board reviewed reports of the financial position of each of AAI and the Portfolio Managers. The Board determined that the profitability of AAI was reasonable in relation to the services provided and to the costs of providing fund management services to the Fund. The Trustees also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that AAI or the Portfolio Managers might receive in connection with their association with the Fund, and acknowledged AAI’s and each Portfolio Manager’s well-established stand-alone management relationships independent of the Fund and the regulatory risks each assumed in connection with the management of the Fund.

EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE

The Board reviewed the fee breakpoint schedule and concluded that it reflects certain economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services by AAI and the management of Fund assets by each Portfolio Manager.

The Board also considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel, and the Board’s familiarity with their culture to evaluate the services to be provided. The Board will meet at least four times per year in order to oversee the operations of the Fund. At such meetings, AAI and the Portfolio Managers will submit and/or make presentations and discuss performance, compliance and other relevant issues

LIBERTY ALL-STAR® EQUITY FUND

AUTOMATIC DIVIDEND REINVESTMENT

AND DIRECT PURCHASE PLAN

NOTICE OF PLAN CHANGES

As of December 1, 2009, the Plan has been revised to reflect current processes at the Plan Agent. In addition, new shareholders will automatically become participants in the Plan. The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® EQUITY FUND

DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-241-1850

www.computershare.com

LEGAL COUNSEL

Kirkpatrick & Lockhart

Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barnes, Secretary

Phillip Perrone, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-241-1850. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS 000281 12/31/09

Item 2. Code of Ethics.

Not Applicable to this Report.

Item 3. Audit Committee Financial Expert.

Not Applicable to this Report.

Item 4. Principal Accountant Fees and Services.

Not Applicable to this Report.

Item 5. Audit Committee of Listed Registrants.

Not Applicable to this Report.

Item 6. Schedule of Investments

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisers, Inc. (the “Adviser”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Adviser, the Fund’s Board reviewed and approved the policies and procedures adopted by the Adviser. These included the procedures that the Adviser follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Adviser, its affiliates, its other clients or other persons.

The Adviser’s policy is to vote all proxies for Fund securities in a manner considered by the Adviser to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Adviser or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Adviser or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Adviser or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Adviser addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Adviser, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Adviser’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Adviser has retained RiskMetrics Group, a third party vendor, to implement its proxy voting process.  RiskMetrics Group provides proxy analysis, record keeping services and vote disclosure services.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable to this Report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

During the six months ended June 30, 2009, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

On March 19, 2009, the Board of Trustees (the “Board”) of the registrant adopted amended and restated bylaws of the registrant (the “Bylaws”) that designate revised procedures by which shareholders may submit proposals to the registrant’s Board.

Provided in the text below is a summary of changes approved by the Board.  The full text of the bylaws has been submitted to the Commission on Form N-SAR as filed August 28, 2009.

The restated Bylaws: 1) increase the percentage of shares shareholders must hold to submit a written request to call a special meeting to two-thirds; 2) include a provision specifying the information that must be included in the request for a special meeting and requires shareholders requesting the meeting to bear the cost of preparing and mailing notice of the mailing; 3) extends the notice period to 90 days; 4) permits a shareholder meeting to be adjourned within 120 days of the original record date by announcement at the meeting; 4) clarifies that a Fund officer or someone designated by the Board would serve as Chairman for all shareholder meetings and identifies Chairman’s authority to run and/or adjourn a meeting; and 5) include provisions establishing the timeframe for the submission of shareholder Trustee nominations and proposals and provisions for the information a shareholder must provide.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR are Not Applicable to this Report.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	September 3, 2009

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	September 3, 2009